Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date [Axis]: 2023-12-31
Erroneously Awarded Compensation Recovery [Table]
Restatement Does Not Require Recovery [Text Block]
Recovery of Erroneously Awarded Compensation

In 2023, the Company’s board of directors approved the Clawback Policy, in response to the requirements of Section 303A.14 of the New York Stock Exchange Listed Company Manual, setting forth the principles for the prompt recovery or “clawback” of erroneously awarded incentive-based compensation granted to certain officers of the Company in the event of a restatement of the Company’s financial statements, as further described therein. The members of senior management listed in the section “Information on the Company - Directors, Senior Management and Employees - Senior Management”, as well as Mr. Stefano Bassi, the Company’s global reporting senior director, are subject to the Clawback Policy.

During the fiscal year ended December 31, 2025, the Company was not required to prepare an accounting restatement requiring recovery of erroneously awarded compensation pursuant to the Clawback Policy nor was there any outstanding balance as of the end of the year ended December 31, 2025, of erroneously awarded compensation to be recovered under the Clawback Policy.